Credit Suisse First Boston
ABSC 2005 - HE1
All records
6,683 records
Balance: 1,262,994,304

Selection Criteria: All records

Table of Contents

1.

North-South California

2.

Debt-to-Income Ratio

3.

Fico Scores

4.

Interest Only Term at Origination (IOs Only)

5.

Initial Rate Cap (Interest Only Loans)

6.

Periodic Rate Cap (Interest Only Loans)

7.

First Liens with a Second Lien (First Liens Only)

8.

Loan-to-Value Ration for First Liens with Second Liens (First Liens Only)

9.

Lien Types

10.

First Liens with a Second Lien (First Lien IOs Only)

11.

Loan-to-Value Ratio for First Lien IOs with Second Liens (First Liens Only)

12.

Lien Types (Interest Only Loans and Related Second Liens)

1. North-South California

North-South California	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
California - North	629	$153,701,838.11	12.17%	645	81.55%	6.628%	39.76%	95.92%
California - South	1,853	446,463,389.64	35.35	637	79.36	6.782	41.06	95.95
Other	4,201	662,829,076.12	52.48	622	82.87	7.295	40.56	94.19
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	40.64%	95.02%

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2. Debt-to-Income Ratio

Debt-to-Income Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
<= 0.00	1	$117,600.00	0.01%	679	80.00%	7.400%	0.00%	100.00%
0.01 - 5.00	5	1,366,077.91	0.11	646	81.29	7.531	4.30	88.87
5.01 - 10.00	20	3,411,480.00	0.27	626	74.43	6.711	8.33	78.44
10.01 - 15.00	47	8,816,680.71	0.70	625	80.07	7.112	13.56	89.55
15.01 - 20.00	135	19,403,981.45	1.54	631	79.67	7.042	17.96	85.72
20.01 - 25.00	266	42,216,564.15	3.34	629	77.13	6.947	23.04	91.06
25.01 - 30.00	469	79,083,237.26	6.26	630	81.27	7.043	28.13	93.56
30.01 - 35.00	792	147,665,396.94	11.69	634	79.86	6.893	33.06	95.18
35.01 - 40.00	1,150	213,310,581.96	16.89	631	81.08	6.974	37.95	96.20
40.01 - 45.00	1,608	316,248,781.30	25.04	636	82.39	7.024	42.87	96.21
45.01 - 50.00	1,779	349,701,134.11	27.69	626	83.00	7.177	47.88	95.84
50.01 - 55.00	362	71,253,670.50	5.64	620	77.78	6.883	52.58	91.70
55.01 - 60.00	46	9,855,367.58	0.78	617	83.91	6.923	57.04	82.47
60.01 - 65.00	2	378,750.00	0.03	650	95.67	5.821	62.01	100.00
80.01 - 85.00	1	165,000.00	0.01	590	70.20	6.500	85.00	100.00
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	40.64%	95.02%

Non-Zero Weighted Average DTI: 40.64

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
<= 500	11	$1,197,600.00	0.09%	500	64.74%	8.172%	34.60%	100.00%
501 - 525	304	52,008,734.96	4.12	514	75.77	8.228	41.42	98.18
526 - 550	458	81,106,493.16	6.42	539	77.64	7.823	41.19	98.82
551 - 575	568	105,948,498.52	8.39	563	79.19	7.233	40.99	98.62
576 - 600	869	159,291,667.29	12.61	588	79.84	7.063	40.71	97.92
601 - 625	962	189,275,507.44	14.99	613	81.99	6.925	40.86	95.78
626 - 650	1,110	206,083,897.30	16.32	638	82.37	6.895	40.50	96.49
651 - 675	980	190,884,559.76	15.11	663	82.65	6.842	40.33	95.20
676 - 700	621	121,617,557.47	9.63	687	83.74	6.811	40.35	90.01
701 - 725	379	73,671,019.22	5.83	712	83.84	6.792	39.60	87.37
726 - 750	210	42,362,288.94	3.35	738	84.11	6.673	41.77	90.33
751 - 775	149	28,893,906.00	2.29	762	82.41	6.780	41.00	87.95
776 - 800	49	8,499,220.77	0.67	786	84.71	6.913	37.85	76.08
801 - 825	13	2,153,353.04	0.17	805	81.71	6.939	38.63	67.06
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	40.64%	95.02%

Minimum FICO: 500

Maximum FICO: 816

WA FICO: 630

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4. Interest Only Term at Origination (IOs Only)

Interest Only Term At Origination (IOs Only)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
24	320	$89,438,444.04	34.76%	644	81.51%	6.530%	40.43%	99.16%
36	24	6,534,820.01	2.54	650	81.10	6.041	43.45	100.00
60	510	157,353,817.64	61.15	667	81.39	6.181	39.54	98.08
120	11	3,996,514.00	1.55	729	84.16	5.344	37.20	94.57
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	39.91%	98.45%

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5. Initial Rate Cap (Interest Only Loans)

Initial Rate Cap (Interest Only Loans)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
1.00	3	$604,200.00	0.23%	650	87.16%	6.626%	43.34%	100.00%
1.50	354	98,429,814.05	38.25	645	81.32	6.512	40.65	99.24
3.00	440	137,573,730.64	53.46	670	81.77	6.150	39.54	98.03
5.00	67	20,523,851.00	7.98	660	79.97	6.105	38.85	97.44
6.50	1	192,000.00	0.07	715	80.00	6.250	32.00	100.00
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	39.91%	98.45%

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6. Periodic Rate Cap (Interest Only Loans)

Periodic Rate Cap (Interest Only Loans)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
1.000	506	$156,554,572.64	60.84%	667	81.36%	6.178%	39.57%	98.07%
1.500	347	96,684,759.05	37.57	645	81.52	6.498	40.61	99.23
2.000	1	87,750.00	0.03	603	75.00	7.625	22.00	100.00
3.000	11	3,996,514.00	1.55	729	84.16	5.344	37.20	94.57
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	39.91%	98.45%

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7. First Liens with a Second Lien (First Liens Only)

First Liens with a Second Lien (First Liens Only)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
N	3,764	$814,458,866.78	69.27%	613	80.23%	6.961%	40.36%	93.04%
Y	1,507	361,282,120.73	30.73	661	79.89	6.432	41.09	98.57
Total:	5,271	$1,175,740,987.51	100.00%	628	80.13%	6.799%	40.59%	94.74%

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8. Loan-to-Value Ratio for First Liens with Second Liens (First Liens Only)

Loan-to-Value Ratio for First Liens with Second Liens (First Liens Only)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
25.01 - 30.00	1	$28,849.03	0.01%	697	28.60%	10.125%	36.00%	100.00%
40.01 - 45.00	1	169,000.00	0.05	666	43.90	5.990	36.84	100.00
50.01 - 55.00	2	547,700.00	0.15	744	53.01	5.740	41.17	100.00
55.01 - 60.00	1	185,000.00	0.05	597	56.58	5.500	42.70	100.00
60.01 - 65.00	3	978,015.55	0.27	617	61.71	7.027	43.42	100.00
65.01 - 70.00	7	2,380,400.00	0.66	636	68.09	6.547	38.24	100.00
70.01 - 75.00	27	7,005,494.18	1.94	643	74.35	6.561	41.88	98.91
75.01 - 80.00	1,379	335,678,098.42	92.91	663	79.92	6.390	41.04	98.74
80.01 - 85.00	40	8,177,642.34	2.26	644	84.60	6.879	42.26	90.27
85.01 - 90.00	45	5,875,421.21	1.63	609	89.96	7.878	42.16	98.90
90.01 - 95.00	1	256,500.00	0.07	627	95.00	8.800	35.67	100.00
Total:	1,507	$361,282,120.73	100.00%	661	79.89%	6.432%	41.09%	98.57%

Min: 28.60%

Max: 95.00%

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9. Lien Types

Lien Types	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
First Lien with a Piggy Back Second	1,025	$260,435,160.13	20.62%	662	79.71%	6.363%	40.92%	98.53%
First Lien with Silent Second Lien	482	100,846,960.60	7.98	658	80.36	6.609	41.50	98.66
First Lien without Second Lien	3,764	814,458,866.78	64.49	613	80.23	6.961	40.36	93.04
Non-Piggy Back Second Lien	387	23,283,699.96	1.84	671	99.79	10.221	43.10	100.00
Piggy Back Second Lien	1,025	63,969,616.40	5.06	662	99.45	10.174	40.76	98.51
Total:	6,683	$1,262,994,303.87	100.00%	630	81.47%	7.033%	40.64%	95.02%

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10. First Liens with a Second Lien (First Lien IOs Only)

First Liens with a Second Lien (First Lien IOs Only)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
N	351	$106,862,023.02	41.53%	643	83.72%	6.467%	39.63%	97.27%
Y	514	150,461,572.67	58.47	672	79.86	6.157	40.12	99.29
Total:	865	$257,323,595.69	100.00%	660	81.46%	6.286%	39.91%	98.45%

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11. Loan-to-Value Ratio for First Lien IOs with Second Liens (First Liens Only)

Loan-to-Value Ratio for First Lien IOs with Second Liens (First Liens Only)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
60.01 - 65.00	1	$522,500.00	0.35%	613	60.10%	7.125%	38.00%	100.00%
65.01 - 70.00	1	500,000.00	0.33	645	65.80	5.990	14.00	100.00
70.01 - 75.00	2	537,750.00	0.36	612	73.97	6.767	29.10	100.00
75.01 - 80.00	499	145,744,388.66	96.86	671	79.90	6.158	40.16	99.27
80.01 - 85.00	8	2,832,484.01	1.88	714	84.29	5.668	45.23	100.00
85.01 - 90.00	3	324,450.00	0.22	652	90.00	7.860	35.51	100.00
Total:	514	$150,461,572.67	100.00%	672	79.86%	6.157%	40.12%	99.29%

Min: 60.10%

Max: 90.00%

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12. Lien Types (Interest Only Loans and Related Second Liens)

Lien Types (Interest Only Loans and Related Second Liens)	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	Weighted Average DTI	% Owner Occupied
First Lien with a Piggy Back Second	350	$108,163,155.29	61.16%	672	79.71%	6.110%	39.60%	99.14%
First Lien with Silent Second Lien	164	42,298,417.38	23.92	671	80.27	6.276	41.45	99.69
Piggy Back Second Lien	350	26,384,234.32	14.92	671	99.37	9.766	39.43	99.12
Total:	864	$176,845,806.99	100.00%	672	82.77%	6.696%	40.01%	99.27%

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Credit Suisse First Boston

11 Madison Avenue

New York, New York 10010

www.csfb.com

Dec 20, 2004 17:53

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